[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. Exhibit 10.1 FOURTEENTH AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT Effective as of the date of the last signature below (the “Amendment Effective Date”), AbbVie Inc. (the successor-in-interest to Abbott Laboratories), a Delaware corporation having a principal place of business at 1 N Waukegan Road, North Chicago, IL 60064 (“AbbVie”), and Seagen Inc., a Delaware corporation having a principal place of business at 21823 – 30th Drive Southeast in Bothell, Washington 98021 (“Seagen”) (individually the “Party” or collectively the “Parties”), agree to the terms and conditions set forth below (this “Amended and Restated Thirteenth Amendment”). Capitalized terms used but not defined herein shall have the meaning ascribed to them in the Agreement (as defined below). WHEREAS, the Parties are party to that certain Development and Supply Agreement with an Effective Date of February 23, 2004 for the manufacture of a chimeric anti-CD30 AC10 monoclonal antibody known as cAC10 Bulk Drug Intermediate (as amended, the “Agreement”); WHEREAS, the Parties entered into that certain Thirteenth Amendment to Development and Supply Agreement effective May 12, 2022 (the “Thirteenth Amendment”) which, among other things, added a Stage 15 to the Project (“Stage 15”); and WHEREAS, the Parties desire to delete in its entirety the Stage 15 that was added pursuant to the Thirteenth Amendment and replace it with the Stage 15 attached hereto. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained here and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. Incorporation of the Agreement. All capitalized terms which are used but not otherwise defined herein shall have the same meanings as set forth in the Agreement. To the extent any terms and provisions of the Agreement are inconsistent with this Amended and Restated Thirteenth Amendment, such terms and provisions shall be deemed superseded by this Amended and Restated Thirteenth Amendment. 2. Process Development Work. Stage 15 added to the Agreement pursuant to the Thirteenth Amendment is hereby deleted in its entirety and replaced with the Stage 15 attached hereto as Attachment 1. The services contemplated by the Stage 15 attached hereto as Attachment 1 are referred to herein as the “Stage 15 Services”. The Parties agree that AbbVie shall perform the Stage 15 Services pursuant to the terms and conditions of this Fourteenth Amendment, and such Stage 15 Services are hereby added to the Project. 3. Payment Schedule. As compensation for the Stage 15 Services to be performed by AbbVie pursuant to this Fourteenth Amendment and the remaining compensation due to AbbVie pursuant to Stage 14B that was the subject of a previous amendment to the Agreement, Seagen shall pay to AbbVie on the dates and in the amounts set forth in Attachment 2 hereto.

2 CONFIDENTIAL [*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. 4. Project References. All references to the Project set forth in the Agreement shall also be deemed to apply to the Stage performed by AbbVie pursuant to this Fourteenth Amendment. 5. Miscellaneous. Sections 17, 18, 20, 23 and 26 (and each subsection of each of the foregoing) of the Agreement shall be deemed to apply to this Fourteenth Amendment mutatis mutandis. [signature page follows]

3 CONFIDENTIAL [*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. IN WITNESS WHEREOF, the Parties have caused this Fourteenth Amendment to be executed by their duly authorized officers as of the date of the last signature set forth below. ABBVIE INC. SEAGEN INC. By: /s/ Marc O’Donoghue By: /s/ Christopher Croson Name: Marc O’Donoghue Name: Christopher Croson Title: VP, External and Contract Manufacturing Title: Executive Director, Global Manufacturing Date: __10-May-2023 | 07:46 PDT__________ Date: __10-May-2023 | 06:53 PDT_________

4 CONFIDENTIAL [*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. Attachment 1 STAGE 15: [*]

5 CONFIDENTIAL [*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential. Attachment 2 UPDATED SUMMARIZED PAYMENT SCHEDULE (Amendments 12 and 14) [*]